UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2012

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

45 Hartwell Avenue

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

Common Stock Purchase Agreements

On December 12, 2012, Synta Pharmaceuticals Corp. (the “Company”) entered into common stock purchase agreements (the “Purchase Agreements”) with investors, with respect to a registered direct offer and sale by the Company (the “Offering”) of 7,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an offering price of $8.60 per share, which was the consolidated closing bid price on December 12, 2012. The shares were sold directly to the investors without a placement agent, underwriter, broker or dealer. The Offering is expected to close on or about December 18, 2012, subject to the satisfaction of customary closing conditions. The net proceeds to the Company are expected to be approximately $59.8 million after deducting estimated expenses payable by the Company.

The Offering is being made pursuant to a prospectus supplement dated December 12, 2012 and an accompanying prospectus dated August 19, 2011, pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-176022), which was filed with the Securities and Exchange Commission (the “Commission”) on August 4, 2011 and declared effective by the Commission on August 19, 2011.

Members of the Company’s Board of Directors or entities affiliated with those members have agreed to purchase an aggregate of 2,649,535 shares as set forth below:

•                                          Bruce Kovner, one of our directors and our largest stockholder who beneficially owns approximately 29.4% of our outstanding shares of Common Stock prior to this Offering, has agreed to purchase 2,325,581 shares of our Common Stock.  Upon completion of this Offering, Mr. Kovner will beneficially own approximately 29.8% of our outstanding shares of Common Stock.

•                                          Entities affiliated with Keith R. Gollust, one of our directors who beneficially owns approximately 4.7% of our outstanding shares of Common Stock prior to this Offering, have agreed to purchase 250,000 shares of our Common Stock. Upon completion of this Offering, Mr. Gollust will beneficially own approximately 4.6% of our outstanding shares of Common Stock.

•                                          Robert N. Wilson, one of our directors who beneficially owns approximately 1.2% of our outstanding shares of Common Stock prior to this Offering, has agreed to purchase 58,140 shares of our Common Stock. Upon completion of this Offering, Mr. Wilson will beneficially own approximately 1.1% of our outstanding shares of Common Stock.

•                                          Donald W. Kufe, one of our directors who beneficially owns less than 1% of our outstanding shares of Common Stock prior to this Offering, has agreed to purchase 5,814 shares of our Common Stock. Upon completion of this Offering, Dr. Kufe will continue to beneficially own less than 1% of our outstanding shares of Common Stock.

•                                          Safi R. Bahcall, Ph.D., our President and Chief Executive Office and one of our directors who beneficially owns approximately 4.8% of our outstanding shares of Common Stock prior to this Offering, has agreed to purchase 10,000 shares of our Common Stock. Upon completion of this Offering, Dr. Bahcall will beneficially own approximately 4.3% of our outstanding shares of Common Stock.

A copy of the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. relating to the legality of the issuance and sale of the shares of Common Stock in the Offering is attached as Exhibit 5.1 hereto. A copy of the form of Purchase Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Offering and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

The form of Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Purchase Agreements were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Amendment of At the Market Issuance Sales Agreement

As previously disclosed, on May 2, 2012, the Company entered into an At the Market Issuance Sales Agreement (the “Sales Agreement”), with MLV & Co. LLC (“MLV”), pursuant to which the Company may issue and sell shares of Common Stock having an aggregate offering price of up to $35.0 million from time to time through MLV as the Company’s sales agent.  On December 12, 2012, in connection with the Offering, the Company and MLV entered into an amendment to the Sales Agreement (the “Amendment”) to reduce the aggregate offering price of the shares of Common Stock that may be sold under the Sales Agreement from $35 million to $28 million.  A copy of the Amendment is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

ITEM 8.01           Other Events.

On December 13, 2012, the Company issued a press release announcing the Offering. The Company’s press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

ITEM 9.01           Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
10.1	Form of Common Stock Purchase Agreement, dated December 12, 2012, by and among Synta Pharmaceuticals Corp. and each of the Investors in the Offering.
10.2	First Amendment, dated December 12, 2012, to the At the Market Issuance Sales Agreement, dated May 2, 2012, by and between MLV & Co. LLC and Synta Pharmaceuticals Corp.
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in the opinion filed as Exhibit 5.1).
99.1	Press Release, dated December 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: December 13, 2012	/s/ Keith S. Ehrlich
Keith S. Ehrlich
Vice President, Finance and Administration
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
10.1	Form of Common Stock Purchase Agreement, dated December 12, 2012, by and among Synta Pharmaceuticals Corp. and each of the Investors in the Offering.
10.2	First Amendment, dated December 12, 2012, to the At the Market Issuance Sales Agreement, dated May 2, 2012, by and between MLV & Co. LLC and Synta Pharmaceuticals Corp.
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in the opinion filed as Exhibit 5.1).
99.1	Press Release, dated December 13, 2012.